Exhibit 10.1

WAIVER OF CONDITION AND FIRST AMENDMENT TO COMMON UNIT PURCHASE AGREEMENT
This WAIVER OF CONDITION AND FIRST AMENDMENT TO COMMON UNIT PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of August 15, 2014, by and among American Midstream Partners, LP, a Delaware limited partnership (the “Partnership”), and each of the Purchasers to that certain Common Unit Purchase Agreement dated July 14, 2014, by and among the Partnership and the Purchasers listed in Schedule 2.01 thereto (the “Agreement”). Any capitalized term used and not defined herein shall have the meaning assigned to such term in the Agreement.
WHEREAS, pursuant to the Agreement, the Partnership agreed to issue and sell to the Purchasers, and the Purchasers agreed to purchase from the Partnership, the Purchased Units in exchange for payment by each Purchaser of such Purchaser’s respective Allocated Purchase Amount; and
WHEREAS, certain of the Purchasers desire to waive a condition to closing under the Agreement.
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and each of the Purchasers, severally and not jointly, hereby agree as follows:
1.    Schedule 2.01. Schedule 2.01 of the Agreement is hereby amended and restated in its entirety as follows:

“Schedule 2.01

Purchaser	Allocated Purchase Amount	Purchased Units

Salient MLP Fund L.P.	$7,213,738.21	279,521

HEB Brand Savings and Retirement Plan Trust	$1,333,215.45	51,660

Salient MLP Total Return Fund, L.P.	$941,793.10	36,493

Salient MLP & Energy Infrastructure Fund II	$15,210,346.93	589,377

Salient MLP Fund	$458,418.62	17,763

Salient MLP & Energy Infrastructure Fund	$6,901,131.96	267,408

Salient Midstream & MLP Fund	$7,941,432.29	307,718

Neuberger Berman MLP Income Fund Inc.	$17,893,681.74	693,352

Oppenheimer Steelpath Income Fund	$23,187,212.91	898,468

AIC / Cornerstone Advisors Income Opportunities Fund – Steelpath - 209780	$189,427.05	7,340

Goldman Sachs MLP Income Opportunities Fund	$11,332,589.40	439,120

AT MLP FUND, LLC	$11,688,319.98	452,904

Harvest MLP Income Fund LLC	$10,146,708.97	393,169

Harvest MLP Income Fund III LLC	$4,497,498.83	174,271

Harvest Energy Fund LLC	$355,833.81	13,788

TOTAL	$119,291,349.25	4,622,352”

2.    Closing Conditions. The condition to closing set forth in Section 6.01(b)(iii) of the Agreement is hereby waived by the Purchasers set forth in the amended Schedule 2.01 as amended by Section 1 of this Amendment.
3.    Termination and Commitment Fee Payment.

(a)    Section 8.12 of the Agreement is hereby amended by adding the following as subsection (d) thereto:
“(d)    For purposes of any party listed as a Terminating Party on Schedule 8.12(d) (each a “Terminating Party”) (i) this Agreement shall forthwith become null and void, (ii) following receipt of payment instructions from each Terminating Party, the Partnership shall pay the applicable Commitment Fee to such Terminating Party in immediately available funds by wire transfer or the Common Units bearing the restrictive legend set forth in Section 4.08 on the earlier of (A) August 22, 2014 and (B) the Closing Date, and (iii) there shall be no liability on the part of any Terminating Party, or of the Company to any Terminating Party, except (A) as set forth in Article VII of this Agreement and (B) with respect to the requirement to comply with any confidentiality agreement in favor of the Partnership; provided, that nothing herein shall relieve any party from any liability or obligation with respect to any willful breach of this Agreement.”

(b)    The Agreement is hereby amended by adding the following as Schedule 8.12(d) thereto:

“Schedule 8.12(d)

Terminating Party	Commitment Fee
Fiduciary / Claymore MLP Opportunity Fund	$68,323.02
Nuveen Energy MLP Total Return Fund	$64,715.49
Nuveen All Cap Energy MLP Opportunities Fund	$15,717.34
Advisory Research MLP & Energy Income Fund	$32,034.29
Teacher’s Retirement System of Oklahoma	$17,467.58
Advisory Research MLP & Energy Infrastructure Fund	$1,742.36
Center Coast MLP & Infrastructure Fund	$61,090.89
Center Coast Capital Partners, LP	$16,831.32
ClearBridge Energy MLP Total Return Fund Inc	$19,480.52
ClearBridge Energy MLP Fund Inc	$38,961.17
Oppenheimer Steelpath MLP Select 40 Fund	$0

Oppenheimer Steelpath MLP Master Fund	$0”

4.    Effectuation. The waivers and amendments contemplated by this Amendment shall be deemed effective immediately upon the execution of this Amendment by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Amendment.

5.    Effect on Agreement. Except as specifically modified herein, the Agreement shall continue to be in full force and effect. The execution and delivery of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party thereto. From and after the date hereof, all references in the Agreement to the “Agreement” shall mean the Agreement as modified by this Amendment.

6.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, including facsimile or .pdf counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

7.    Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting or impairing the validity or enforceability of such provision in any other jurisdiction.

8.    Further Assurances. Each party to this Amendment shall execute and deliver such documents and shall take such actions as may be reasonably necessary or desirable to effect the transactions described in this Amendment.

9.    Governing Law. This Amendment will be construed in accordance with and governed by the Laws of the State of New York without regard to principles of conflicts of Laws thereof that would apply the laws of any other state.

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.
AMERICAN MIDSTREAM PARTNERS, LP

By: American Midstream GP, LLC,
    its General Partner

By: /s/ Daniel C. Campbell
Name:    Daniel C. Campbell
Title:    Senior Vice President and Chief Financial Officer

[Signature Page to Waiver of Condition and First Amendment to
Common Unit Purchase Agreement]

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

SALIENT MLP FUND L.P.

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

HEB BRAND SAVINGS AND RETIREMENT
PLAN TRUST

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

SALIENT MLP TOTAL RETURN FUND L.P.

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

SALIENT MLP & ENERGY
INFRASTRUCTURE II FUND

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

SALIENT MLP FUND

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

SALIENT MLP & ENERGY
INFRASTRUCTURE FUND

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

SALIENT MIDSTREAM & MLP FUND

By: Salient Capital Advisors, LLC,
its Investment Manager

By: /s/ Gregory A. Reid
Name: Gregory A. Reid
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

By: /s/ Quinn T. Kiley
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

NUVEEN ENERGY MLP TOTAL RETURN FUND

By: /s/ Quinn T. Kiley
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

NUVEEN ALL CAP ENERGY MLP OPPORTUNITIES FUND

By: /s/ Quinn T. Kiley
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

ADVISORY RESEARCH MLP & ENERGY INCOME FUND

By: /s/ Quinn T. Kiley
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

TEACHERS’ RETIREMENT SYSTEM OF OKLAHOMA

By: /s/ Quinn T. Kiley
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

ADVISORY RESEARCH MLP & ENERGY
INFRASTRUCTURE FUND

By: /s/ Quinn T. Kiley
Name: Quinn T. Kiley
Title: Senior Portfolio Manager

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.
NEUBERGER BERMAN MLP INCOME FUND INC.

By: /s/ Robert Conti
Name: Robert Conti
Title: President

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

OPPENHEIMER STEELPATH MLP SELECT 40 FUND

By: /s/ Brian Watson
Name: Brian Watson
Title: Portfolio Manager, SVP

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

OPPENHEIMER STEELPATH MLP MASTER FUND

By: /s/ Brian Watson
Name: Brian Watson
Title: Portfolio Manager, SVP

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

OPPENHEIMER STEELPATH INCOME FUND

By: /s/ Brian Watson
Name: Brian Watson
Title: Portfolio Manager, SVP

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

AIC/CORNERSTONE ADVISORS INCOME
OPPORTUNITIES FUND-STEELPATH-209780

By: /s/ Brian Watson
Name: Brian Watson
Title: Portfolio Manager, SVP

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

By: Goldman Sachs Asset Management, L.P.,
its Investment Adviser

By: /s/ Collin Bell
Name: Collin Bell
Title: Managing Director

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

CENTER COAST MLP & INFRASTRUCTURE FUND

By: /s/ Robert T. Chisholm
Name: Robert T. Chisholm
Title: Senior Portfolio Manager & Fund VP

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

CENTER COAST CAPITAL PARTNERS, LP

By: /s/ Robert T. Chisholm
Name: Robert T. Chisholm
Title: Senior Portfolio Manager & Principal

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

AT MLP FUND, LLC

By: /s/ Chris Linder
Name: Chris Linder
Title: Senior Vice President

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

CLEARBRIDGE ENERGY MLP TOTAL RETURN FUND INC

By: ClearBridge Investments, LLC as discretionary manager

By: /s/ Scott Glasser
Name: Scott Glasser
Title: Chief Investment Officer

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

CLEARBRIDGE ENERGY MLP FUND INC

By: ClearBridge Investments, LLC, as discretionary manager

By: /s/ Scott Glasser
Name: Scott Glasser
Title: Chief Investment Officer

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

HARVEST MLP INCOME FUND LLC

By: /s/ Anthony Merhige
Name: Anthony Merhige
Title: Managing Member

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

HARVEST MLP INCOME FUND III LLC

By: /s/ Anthony Merhige
Name: Anthony Merhige
Title: Managing Member

IN WITNESS WHEREOF, the Parties hereto execute this Amendment, effective as of the date first above written.

HARVEST ENERGY FUND LLC

By: /s/ Anthony Merhige
Name: Anthony Merhige
Title: Managing Member

[Signature Page to Waiver of Condition and First Amendment to
Common Unit Purchase Agreement]